UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes [X] No [ ]

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING TO SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

The 2014 Annual Meeting of Shareholders of PCS Edventures!.com, Inc. will be held at the PCS Edventures!.com, Inc. corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706 on September 26, 2014 at 10:00 a.m. MST. At this year’s Annual Meeting, we plan to conduct the following business items:

1.	To elect the current members of our Board of Directors;
2.	Ratification of the election of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending March 31, 2015.
3.	To grant the Board of Directors the authority to change the name of the company from PCS Edventures!.COM, Inc. in a fashion that will remove the .COM but retain the current brand.
4.	To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Friday, August 15, 2014, are entitled to notice of and vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, whether you expect to attend the Annual Meeting in person, you are urged to participate by completing, dating and signing the accompanying Proxy card and returning it as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience. You may also vote over the Internet or by telephone using the information listed on the Proxy card or voting instruction form. If you send your Proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your Proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If you are unable to attend the Annual Meeting and would like to participate, we are broadcasting a live webinar for shareholders. Information to access this is listed in the Proxy Statement.

The fiscal year 2014 Annual Meeting will be held on or about September 26, 2014. The deadline for submitting shareholder proposals for the 2014 Annual Meeting was April 31, 2014. Any proposal submitted after that deadline shall be considered untimely.

By the Order of the Board of Directors,

/ Britt E. Ide /

Britt E. Ide,

Secretary

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PCS EDVENTURES!.COM, INC

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Annual Meeting of shareholders.

TIME: 10:00 a.m., Mountain Standard Time, on Friday, September 26th, 2014

PLACE: To be held at the PCS Edventures!.com, Inc. corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706.

It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-K of the Securities and Exchange Commission for fiscal year ended March 31, 2014, which is incorporated herein by reference, this Proxy Statement and the accompanying Proxy card will be mailed to shareholders starting on or about August 18, 2014

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Annual Meeting. Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting. The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. No solicitation, other than by mail, is currently planned.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY.

Shareholders can ensure that their shares are voted at the Annual Meeting, even if they plan to attend the meeting, by casting their vote by one of the following measures;

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VOTE BY INTERNET - www.proxypush.com/itc

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 25, 2014. Have your Proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the Control Number off the Proxy Card to vote online.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy card and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-866-702-2536

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 25, 2014. Have your Proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy card and return it in the postage-paid envelope we have provided or return it to Interwest Transfer Co. Inc., P O Box 17136, Salt Lake City, UT  84117. The Proxy card must be received by September 25, 2014 in order for your vote to count.

Revocability of Proxy

The submission of a signed Proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the Annual Meeting of a shareholder who has signed a Proxy does not, by itself, revoke that Proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election or adoption of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

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Record Date

Only shareholders of record at the close of business on Friday, August 15, 2014 (this date is referred to as the “record date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the Annual Meeting.

Outstanding Shares

As of the record date, we anticipate approximately 71,825,998 shares of our common stock outstanding. Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting.

Voting Rights and Required Vote

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by Proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor, against or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by Proxy, constitute a quorum at the Annual Meeting of shareholders.

Effective Dates

The election of directors, if approved by the shareholders, will be effective immediately following the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of March 31, 2014 regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management and any 5% beneficial owners and is contained in our Annual Report on Form 10-K of the Securities and Exchange Commission that accompanies this Proxy Statement.

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DIRECTORS AND EXECUTIVE OFFICERS

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Shares Issuable Upon Exercise of Warrants	Shares Issuable Upon Exercise of Convertible Note	Total	Percentage Owned
Robert O. Grover, CEO 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	(2) 724,974	716,250	-	-	-	1,441,224	2.74%
Todd Hackett Director 345 Bobwhite Court, Suite 200 Boise, ID 83706	(1)4,497,688	-	87,500	775,000	14,101,648	19,461,836	37%
Murali Ranganathan Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	142,857	-	125,000	-	625,000	892,857	1.7%
Britt Ide Secretary 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	-	-	35,714	-	-	35,714	Less than 1.0%
All officers and directors (as a group)	6,760,424	829,911	248,214	840,000	14,726,648	23,384,226	44.5%

(1)	Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised. Todd Hackett is the only beneficial owner as defined by the Securities Exchange Commission as owners with greater than 10% ownership.

(2)	Includes 724,974 shares owned of record by Mr. Grover; of which 15,000 shares are beneficially owned by spouse Heidi Grover.

Director Qualifications

In evaluating potential directors, The Board considers the following factors:

●	the appropriate size of our Board of Directors;
●	our needs with respect to the particular talents and experience of our directors;
●	the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	familiarity with the educational industry;
●	experience with accounting rules and practices; and
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●	the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, The Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although The Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Role of Board in Risk Oversight

One of the functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but oversees this function through the Board as a whole, as well as through the audit committee, which is responsible for discussing guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our Board oversees risk, including operational risk, liquidity risk and credit risk in various ways. Board meetings generally include discussions among Board members, management and outside consultants, when practical, regarding material risks we face, including operational and financial risk. Our management provides information to the Board regarding our approach to material risks, both at meetings and on a regular basis during informal discussion. In addition, the Board generally reviews the disclosures in our Annual Report on Form 10-K, including the risk factors. The Board’s discussions with management include whether all material risks and concerns have been identified and the manner in which management will address the issues.

Potential Conflicts of Interests of Compensation Consultants

None.

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PROPOSAL No. 1

 ELECTION OF DIRECTORS

Nominees for Director

The nominees for election as Directors are the five people listed below. Each director is to serve until the next Annual Meeting of our shareholders or until the director’s death, resignation or termination and the appointment and qualification of a successor.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members or Nominees named below to the Company’s Board of Directors.

Name	Age	Position	Held Position Since	Board Committees
Robert O. Grover	51	CEO, Director	2011	Governance
Britt E. Ide	43	Director, Secretary	2014	Compensation, Governance
Todd R. Hackett	53	Director	2012	Compensation, Audit
Murali Ranganathan	44	Director	2013	Audit, Governance
Andrew J. Scoggin	52	Director	2014	Compensation , Audit

Robert O. Grover Mr. Grover was appointed Chief Executive Officer in January 2012. In 2011 he served as the Chief Technology Officer and President of PCS International. From March 2010 to January 2012, Mr. Grover served as President, Chief Operating Officer and Chief Technology Officer. Mr. Grover joined PCS at its inception and has spent the last two decades with PCS designing, developing, and creating PCS learning programs and services intended to facilitate student-centered, experiential learning. Mr. Grover has worked closely with a variety of organizations to design, implement, and study successful, hands-on STEM programs including the United States Department of Education, the National Science Foundation, the Boys and Girls Clubs of America, the YMCA, the US Army, the US Air Force, NASA, Boise State University, Idaho State University, SECME, and many others. Mr. Grover has traveled extensively throughout the world promoting PCS programs and developing International relationships for the Company. He was appointed to the Idaho District Export Council by the US Secretary of Commerce in January of 2012. A Merit Scholar, Mr. Grover attended Michigan State University for course work in Astrophysics, Philosophy, Computer Science, and Religious Studies; he attended the University of Idaho for additional coursework in History, Religious Studies, and Philosophy; and graduated with a B.A. in English, Creative Writing and an A.A.S in Management from Boise State University in 1988. Mr. Grover has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

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With Mr. Grover’s 25 plus years of experience, acquired knowledge and creativity, we feel that he contributes an excellent awareness of industry trends and brings the strategies and tactic needed to retain and attract new business opportunities.

Britt E. Ide Britt E. Ide holds a B.S. in Mechanical Engineering from Ohio State University, M.S. in Environmental Engineering from Montana State University, a Juris Doctor from the University of Utah and a Certificate in Mediation from Harvard University. Her diverse experience as an engineer, lawyer and business owner has included Battelle Memorial Institute, Boise Cascade Corporation, Albertsons, Idaho Power Company and currently as President of Ide Law & Strategy, PLLC. Britt is adept at strategic analysis, social media, marketing, consensus building, intellectual property, governance, public policy and education. Britt is active in the community including serving as the Finance Chair of the Idaho Nonprofit Center, a statewide organization to support and advocate for the nonprofit sector. Britt is a passionate advocate for engaging kids, especially girls, in STEM education and careers.

Todd R. Hackett Todd Hackett is the owner of a successful construction company in Iowa who first became aware of PCS as an investment opportunity in 2007. Over the past five years his involvement with PCS has grown from a casual investor to a strong advocate for bringing educational opportunities to both children and young adults to strengthen their knowledge in math and science. Mr. Hackett brings a strong business background to PCS, well founded in the fundamental principles of building a successful company. He has demonstrated his abilities in the building of his own company from a start-up in 1981 to a major construction firm now handling multi-million dollar projects. Many of his projects involve educational institutions such as community colleges, middle schools, libraries, and applied technology labs. Mr. Hackett has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Mr. Hackett is actively involved in his community, is passionate about the potential of PCS, and is actively engaged in helping to create a company that will have deep shareholder value as well as improve STEM education around the world. We believe Mr. Hackett brings valuable business and financial experience to PCS.

Murali Ranganathan Murali Ranganathan is the Senior Manager of Finance Strategy for Micron, where he is the financial lead for evaluating, negotiating, and conducting due diligence on Micron’s M&A and venture investment opportunities.

Mr. Ranganathan is a planning and financial expert who is well versed in due diligence. Mr. Ranganathan assumed the role of Chairman of the Audit Committee for PCS Edventures, replacing long time director, Michael McMurray, who resigned from the Board in November 2012. Mr. Ranganathan has a long and impressive career in both engineering and finance, with a Masters in Industrial and Systems Engineering from Ohio State, and an MBA from the Booth School of Business at the University of Chicago.

Andrew J. Scoggin Andrew J. Scoggin began his career practicing law with a San Francisco law firm and has spent the past twenty years in senior executive management positions with national and regional retail food and drug retailers. He has spent the majority of the last decade working with a large private equity group turning around troubled retail assets and putting them on the path to strong sales growth and profitability. He currently is Executive Vice President of Human Resources & Public Affairs with Albertsons LLC. Mr. Scoggin serves and has served on the Boards of Directors of a number of entrepreneurial companies as well as on the boards and investment committees of several multi-billion dollar pension funds.

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Committees

Audit Committee:

We chartered an audit committee in 2001 for the purpose of engaging an accounting firm, which is currently M&K CPAs, PLLC, for our annual audit and quarterly reviews. The audit committee currently consists of Board members Murali Ranganathan, Todd Hackett, and Andrew Scoggin. Mr. Ranganathan, Audit Committee Chair, is considered a ccommittee financial expert based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act.

The audit committee continued to implement its Charter regarding the scope and responsibilities for the audit committee adopted in fiscal year 2005 and revised in fiscal year 2010. The audit committee meets with M&K CPAs, PLLC via telephone on a quarterly basis and meets separately with management to review quarterly financial results and discuss any issues. In addition, the audit committee discusses auditing issues as needed during regularly scheduled Board meetings, which are documented in the Company’s minutes.

The audit committee is currently responsible for

(i)                  appointing or replacing our auditing firm;

(ii)                reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors;

(iii)               reviewing the qualifications, expertise, and suitability of our auditors;

(iv)              speaking with and approving all actions to be undertaken by our auditors; and

(v)                reviewing and providing feedback for our internal control reports

Governance/Nominating Committee:

The Governance/Nominating Committee currently consists of Board members Britt Ide, Murali Ranganathan, and Robert Grover. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the attention of the company’s Secretary, Britt Ide at 345 Bobwhite Court, Suite 200, Boise, ID 83706. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

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Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of shareholders. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Compensation Committee:

We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management’s compensation, as well as any incentive plans proposed by the Company. The compensation committee currently consists of Board Members Britt Ide, Todd Hackett and Andrew Scoggin. None of the members of the committee is now or was previously an officer or employee of the Company or any of its subsidiaries. Compensation for each member of the compensation committee is included in the table titled Director Compensation for fiscal year 2014.

Compensation Committee Report

This report is being submitted by the compensation committee. This report addresses what the compensation committee is responsible for and how the Company currently decides on compensation of its executive officers.

The compensation committee is currently responsible for

(i)	reviewing and monitoring the appropriateness of the Company’s executive compensation;

(ii)                reviewing and approving, where necessary, compensation and benefits to executives;

(iii)               evaluating the performance of the executive officers;

(iv)              monitoring the benefit plan(s) offered to employees of the Company; and

(v)                evaluating and making recommendations for the stock incentive plan(s).

The compensation committee did not hold any meetings during fiscal year 2014. However, any discussions related to compensation were discussed during regularly scheduled Board meetings, after which time the conversations were incorporated into the Company’s minutes. Within these discussions, the compensation committee discussed Compensation Discussion and Analysis including, but not limited to compensation awarded to, earned by or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans. The compensation committee sets all levels of compensation for the executive officers. For executive officers other than the CEO, the committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. The CEO’s compensation is determined by the compensation committee each year after open discussions with other Board members. The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstration by the executive officers as a whole.

The Compensation Committee of

the Board of Directors

Britt Ide, Director/Secretary

Todd Hackett, Director

Andrew Scoggin, Director

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Executive Compensation:

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2012-2014

The following table provides information relative to compensation paid to our executive officers for the years ended March 31, 2012 through March 31, 2014. During the fiscal year ended March 31, 2014, Mr. Grover’s salary comprised 19.0% of the total compensation paid to all employees.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Comp.		Total ($)
					($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)
Robert O. Grover, CEO	FY2014		100,000				-	-	-	(i)	100,000
	FY2013		104,166		9,000	42,500	-	-		(i)	155,666
	FY2012	(iii)	100,000	5,300	22,000	-	-	-	-	(i)	127,300
Leann R. Gilberg, Former CFO (ii)	FY2014						-	-	-	(i)	0
	FY2013		62,977	-	2,500	18,000	-	-	-	(i)	83,477
	FY2012	(iii)	48,815	-	-	-	-	-	-	(i)	48,815
Brett A. Newbold, Former COO (ii)	FY2014									(i)	0
	FY2013	(iii)	58,285	-	4,000	6,000	-	-	13,600	(i)	81,885
	FY2012	(iii)	2,500	-	-	-	-	-	-	(i)	2,500
Valerie L. Grindle, Former CEO and Sr. V.P. of Finance and Administration, CFO (ii)	FY2014		-	-	-	-	-	-	-	(i)	-
	FY2013		-	-	-	-	-	-	-	(i)	-
	FY2012	(iii)	80,833	-	-	46,750	-	-	-	(i)	127,583

(i). Aggregate amount of other compensation is less than $50,000 or 10% of the total annual salary and bonus reported.

(ii). Ms. Gilberg’s compensation is pro-rated based on a hire date of September 15, 2011 and termination date of November 30, 2012. Mr. Newbold’s compensation is pro-rated based on a hire date of March 16, 2012 and a termination date of February 11, 2013. Ms. Grindle’s compensation is pro-rated based on her resignation effective January 04, 2012.

(iii). Base Salary paid in a percentage of cash and Restricted Rule 144 Stock under the 2009 Equity Incentive Plan
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GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2014

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended March 31, 2014.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Robert O. Grover, CEO	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.11

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert O. Grover	-	-	150,000	$ 0.05	06/17/15	-	-	150,000	-

The Company also makes available medical and dental insurance coverage for its officers and other U.S. employees.

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OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Robert O. Grover	-	-	N/A	N/A

(i)	During the fiscal year ended March 31, 2014, the Company did not grant shares of restricted stock to Mr. Grover. Shares are immediately forfeited if the officer is not an employee of the Company at the date that Rule 144 of the current rules of the Securities and Exchange Commission provides that the restrictions are removed and the restricted stock may be registered or otherwise qualified for sale.

The board conducted two regular board meetings and numerous informal conferences.  No director attended less that 75% of the meetings.

Director Independence

We believe that all members of our Board of Directors, with the exception of our Chief Executive Officer, Mr. Robert Grover, are independent based on the following definition of NASDAQ, which is quoted below from Rule 5605(a)(2), which our Board of Directors has adopted this definition of an “independent director” even though we are not required to have independent directors. (2) ”Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

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i.	compensation for Board or Board committee service;

ii.	compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

iii.	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.	payments arising solely from investments in the Company’s securities; or

ii.	payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

(G) in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the Board of Directors or any Board committee.

Director Compensation For Fiscal Year 2014

Effective October 1, 2009, the Board resolved and adopted the annual fees to be paid to outside Directors of the Board to be $30,000 annually and paid in the form of Restricted Stock Units, or other form authorized under the PCS 2009 Equity Incentive Plan as the Board determines. Effective September 1, 2012, the Board resolved and adopted the annual fees to be paid to outside Directors of the Board be reduced to $15,000 annually and paid in the form of Restricted Stock Units, or other form authorized under the PCS 2009 Equity Incentive Plan as the Board determines. Restricted Stock Units are subject to forfeiture as described in the 2009 Plan. As of March 31, 2014, the Company had $20,000 of director fees accrued. The CEO is excluded from receiving additional compensation as a Board member beginning the second fiscal quarter of 2006 by unanimous consent of the Board.

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The following table shows awards and payments to outside Directors of our Board for fiscal year ending March 31, 2014 as compensation.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dehryl Dennis	-	15,000	-	-	-	-	15,000
Donald Farley	-	(i)	-	-	-	-	15,000
Todd Hackett	-	15,000	-	-	-	-	15,000
Murali Ranganathan	-	10,000	-	-	-	-	10,000

(i) Don Farley resigned effective August 1, 2013 announced on the 8-K dated July 29th, 2013. Restricted Stock Unit agreements for non-management directors call for payment of current year director fees via issuance of restricted stock units over a vesting period of not less than twelve months, and require continued service for twelve months and reelection at the next annual shareholder meeting. Therefore Don Farley’s restricted stock units for fiscal year 2014 were forfeited upon resignation.

Certain Relationships and Related Transactions

During the year ended March 31, 2014, the  Company converted an aggregate 442,857 restricted stock units (“RSUs”) payable to common stock to three non-management directors, D. Dennis, T. Hackett, and M. Ranganathan, for services rendered at a rate of one share of common stock for each restricted stock unit. Non-management Director Todd Hackett and Dehryl Dennis received 150,000 shares of common stock. Each common stock share is valued at $0.10, based on the closing price of the Company’s common stock at the date of grant. Non-management Director Murali Ranganathan received 142,857 shares of common stock. Each common stock share is valued at $0.07, based on the closing price of the Company’s common stock at the date of grant. As of March 31, 2014, $20,000 is accrued under Restricted Stock Unit payable.

During the fiscal years ended March 31, 2012 through March 31, 2014, the Company entered into various loan transactions with members of the Board of Directors (D. Farley), shareholders (T. Hackett) and former employee (A. Maher). The loans were done at arms-length and are fully disclosed in Note 7 of our 10-K Annual Report attached.

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Family Relationships

Chief Executive Officer, Robert Grover spouse, Heidi Grover works for the company as Director of the EdventuresLab programs in Boise and Eagle, Idaho.

Involvement In Certain Legal Proceedings

Anthony Maher brought suit against PCS, claiming breach of an employment contract, interference with economic expectancy, and fraud. Settlement was agreed in principle during mediation on July 9, 2014 as follows: in exchange for dismissal of the suit, and release of PCS from any liability to Mr. Maher for any and all claims related to Mr. Maher’s employment contract with PCS, PCS will issue Mr. Maher 400,000 shares of the common stock of PCS, and pay him $50,000.00. PCS does not admit the allegations or any other wrongdoing, but rather settled the matter for a modest amount to avoid the expense of defending it in court. The settlement agreement has not been signed but we anticipate execution of the settlement agreement and dismissal of the suit by August 15, 2014. There are no other lawsuits pending involving PCS.

Transactions with Related Persons

See the heading “Certain Relationships and Related Transactions” above. Also see Part III, Item 13, of our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which accompanies this Proxy Statement.

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Code of Ethics

We adopted a Code of Ethics and it was attached as Exhibit 14 to our 2004 Annual Report. The Code was revised in 2010 and is available on our web site at https://edventures.com. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during fiscal year 2014.

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PROPOSAL No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The audit committee of our Board of Directors has selected M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending March 31, 2014, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm. However, the audit committee is submitting the selection of M&K CPAs, PLLC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our shareholders.

Representatives of M&K CPAs, PLLC are not expected to be present at the security holders’ meeting for the fiscal year ending March 31, 2014. Accordingly, they will not have the opportunity to make a statement nor will they be available to respond to appropriate questions.

Ratification of the selection of M&K CPAs, PLLC requires the affirmative vote of a majority of the votes of the holders of shares present in person or represented by Proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our 2014 financial statements, we entered into an engagement agreement with M&K CPAs, PLLC that set forth the terms by which M&K CPAs, PLLC would perform audit services for us, including responsibilities of M&K CPAs, PLLC and management in the conduct of the audit and estimated fees. That agreement is subject to alternative dispute resolution procedures.

The following table represents aggregate fees billed or to be billed to us for services performed for the fiscal years ended March 31, 2014, and 2013, by M&K CPAs, PLLC, our independent registered public accounting firm.

Fee Category	FY2014	FY2013

Audit Fee	$53,577	$52,168
Audit Related Fee
All Other Fees
Total Fees	$53,577	$52,168

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The total fees paid to M&K CPAs, PLLC for professional services performed in connection with the audit of our financial statements for the fiscal year ended March 31, 2014 and for review of our financial statements in connection with our 1st, 2nd and 3rd Quarterly Reports on Form 10-Q, were approximately $53,577. The Company paid $52,168 in fees during fiscal year ended March 31, 2013, which included review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the SEC.

All services provided by M&K CPAs, PLLC for the fiscal years ended March 31, 2014 and 2013 were approved by the audit committee.

The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to Ratify the Election of M&K CPAs, PLLC.

PROPOSAL No. 3

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

A copy of our Annual Report on Form 10-K for the fiscal year ending March 31, 2014, is attached. Should additional copies be required they may be obtained by one of the following means:

  E-mailing Robert@edventures.com;
  Calling Investor Relations at (208) 343-3110;
  Visiting www.edventures.com/investors;
  Writing Investor Relations:

PCS Edventures!.com, Inc.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on September 26, 2014. If you are unable to attend and are interested in participating, you can view a live broadcast of the meeting virtually by following the instructions below:

http://elearningcenter.acrobat.com/JKTMeeting

The number to phone in is: 1 (866) 826-8609

The conference code you will enter: 5424700643

For assistance, please call our office at (800) 429-3110 and we will guide you through the process. We look forward to having you!

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PROXY VOTE CARD

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD

SEPTEMBER 26, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PCS Edventures!.com, Inc. an Idaho Corporation (the "Company"), hereby appoints Britt E. Ide or in his absence Robert O. Grover as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held at the PCS Center for STEM Education located in the corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706 on September 26, 2014 at 10:00 a.m. MST and to vote said shareholder's shares as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSALS SET FORTH BELOW

Proposal No. 1

Election of Directors

I direct that my proxy vote on the proposal to elect the following to the Board of Directors until the next Annual Meeting, as follows:

A.	Britt E. Ide

_______ For      _______ Against       ______ Withhold Authority

B.	Andrew J. Scoggin

_______ For      _______ Against       ______ Withhold Authority

C.	Murali Ranganathan

_______ For      _______ Against       ______ Withhold Authority

D.	Todd R. Hackett

_______ For       _______ Against       ______ Withhold Authority

E.	Robert O. Grover

_______ For       _______ Against       ______ Withhold Authority

Proposal No. 2

Ratification of Auditor

Ratification of the election of M&K CPA’s, PLLC as the Company's independent registered public accounting firm.

______ For         _______ Against          ______ Withhold Authority

Proposal No. 3

Authority to Change the Company Name

To grant the Board of Directors the authority to change the name of the company from PCS Edventures!.COM, Inc. in a fashion that will remove the .COM but retain the current brand.

______ For         _______ Against          ______ Withhold Authority

The shares represented by this proxy will be voted as directed by the shareholders, but if no instructions are specified, this proxy will be voted for the Proposals. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Annual Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE PROVIDE CORRECTED INFORMATION IF APPLICABLE

____________________________________________________________________________________

Address:

____________________________________________________________________________________

City                 State            Zip

____________________________________________________________________________________

Phone